Exhibit 10.13

DESIGN THERAPEUTICS, INC.

THIRD AMENDMENT TO CONSULTING AGREEMENT

THIS THIRD AMENDMENT TO CONSULTING AGREEMENT (“Amendment”) is made this 9th day of November 2023, by DESIGN THERAPEUTICS, INC. and ASEEM Z. ANSARI, PhD, parties to that certain Consulting Agreement dated December 27, 2017 (“Agreement”).

1.
Section 2.2 of Exhibit A to the Agreement is amended and restated in its entirety to read as follows:

“2.2. Commencing on October 1st, 2020 through September 30th, 2023, the Company shall pay to Consultant monthly payments of $15,000.00 for the Services provided hereunder. As sole compensation for the Services commencing on October 1st, 2023 through the end of the Term and subject to the approval by the Company’s Board of Directors (the “Board”), and pursuant to the 2021 Equity Incentive Plan of the Company (the “Plan”), following the date of the Third Amendment to the Agreement and prior to December 31st, 2023, the Company shall grant Consultant an option to purchase 100,000 shares of the Company’s common stock with an exercise price equal to the fair market value as of the date of grant as determined by the Board (the “Option”). The Option would be subject to the terms and conditions of the Plan and the grant agreement provided by the Company. Consultant’s grant agreement will include a four-year vesting schedule, under which 25% of shares underlying the Option will vest after twelve months from October 1st, 2023, with the remaining shares vesting in equal monthly installments thereafter, until either the Option is fully vested or the provision of Services under this Agreement ends, whichever occurs first.”

2.
Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is any conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Consulting Agreement as of the date first written above.

CONSULTANT		DESIGN THERAPEUTICS, INC.
By:	/s/Aseem Z. Ansari, PhD	By:	/s/ Pratik Shah, PhD

Name:	Aseem Z. Ansari, PhD	Name:	Pratik Shah, PhD
Title:	Consultant	Title:	CEO and Chairperson

Address for Notice: St. Jude Children's Research Hospital, Mailstop #1000, 262 Danny Thomas PL, Memphis, TN, 38105		Address for Notice: 6005 Hidden Valley Road, Suite 110 Carlsbad, CA 92011

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